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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                December 4, 1998
                                ----------------
                       (Date of Earliest event reported)


                          Hollinger International Inc.
                          ----------------------------
                           (Exact name of registrant
                          as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                    0-24004
                                    -------
                            (Commission File Number)

                                   95-3518892
                                   ----------
                                (I.R.S. Employer
                             Identification Number


                401 North Wabash Avenue, Chicago, Illinois 60611
                ------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (312) 321-2299
                                 --------------
              (Registrant's telephone number, including area code)






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Item 5.  Other Events
         ------------


     On December 4, 1998, Hollinger International Inc., a Delaware corporation ("HII") and Newspaper Holdings, Inc., a wholly owned subsidiary of Community Newspaper Holdings Inc., headquartered in Birmingham, Alabama (collectively "CNHI"), announced that they had executed a letter of intent whereby subsidiaries of HII will sell approximately 45 of HII's US newspaper properties to CNHI for approximately $475 million. The transaction is expected to close early in 1999, subject to customary closing conditions, including the execution of definitive documentation and clearance under the Hart-Scott-Rodino Act.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
(c)  Exhibits

      99.  Press Release





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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 7, 1998

                                      HOLLINGER INTERNATIONAL INC.


                                      By:   /s/ Mark S. Kipnis
                                         ----------------------------------
                                           Name:  Mark S. Kipnis
                                           Title: Vice President-Law and
                                                  Secretary






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                                 EXHIBIT INDEX



                                                                    Sequentially
Exhibit                                                               Numbered
Number                                Exhibit                           Page
------                                -------                           ----

  99.    Hollinger International Inc. Press Release dated                5
         December 4, 1998